UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 2, 2005

                          DOLLAR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

       Delaware                     000-50866             23-2636866
(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)

        1436 Lancaster Avenue, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)          (zip code)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)


                              DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

       New York                     333-18221             13-2997911
(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)

        1436 Lancaster Avenue, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)          (zip code)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

     This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation ("Corp"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by Corp's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group" and, together with Corp, the "Registrants") pursuant to Section 15(d) of the Exchange Act.

Item 1.01.        Entry into a Material Definitive Agreement.

     On February 2, 2005, the Registrants entered into a letter agreement with Jeffrey Weiss, the Chief Executive Officer of each of the Registrants, relating to certain loans made by the Registrants to Mr. Weiss in an aggregate principal amount of approximately $6.3 million. Pursuant to the letter agreement, among other things, (i) the Registrants agreed to forgive an aggregate of approximately $2.3 million of accrued interest owed by Mr. Weiss with respect to the loans, and (ii) Mr. Weiss exchanged 394,286 shares of common stock, par value $0.001 per share, of Corp in full satisfaction of the outstanding principal amount of such loans. Such forgiveness of interest receivable and exchange of shares in satisfaction of principal resulted in a decrease in our assets and stockholders equity on the date the transactions were completed. Such exchange was not subject to the applicable provisions of the 180-day lockup agreement signed by Mr. Weiss. The letter agreement is filed herewith as Exhibit
10.1 and is incorporated herein by this reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.       Description
         ------------      -------------

         Exhibit 10.1 Letter Agreement dated as of February 2, 2005, by and among Dollar Financial Corp., Dollar Financial Group, Inc. and Jeffrey Weiss.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DOLLAR FINANCIAL CORP.
                                          (Registrant)

                                    By: /s/ Randy Underwood
                                        ----------------------
                                    Name:  Randy Underwood
                                    Title: Executive Vice
                                           President and
                                           Chief Financial Officer
Date: February 8, 2005

                                INDEX TO EXHIBITS

Exhibit No.       Description
------------      -------------

Exhibit 10.1      Letter  Agreement  dated as of February 2, 2005,  by and among
                  Dollar Financial Corp., Dollar Financial Group, Inc. and Jeffrey Weiss.